UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520, Miami, Florida 33136

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other.

On February 17, 2021, Longeveron Inc. (the “Company”) consummated its initial public offering (“IPO”) of 2,660,000 shares of Class A Common Stock (the “Common Stock”) for a price of $10.00 per share, less certain underwriting discounts and commissions. Pursuant to the terms of that certain Underwriting Agreement, dated as of February 11, 2021, by and between the Company and Kingswood Capital Markets, division of Benchmark Investments, Inc., as representative of the underwriters named therein (the “Underwriters”), the Company granted the Underwriters a 30-day option to purchase up to 399,000 additional shares of its Common Stock on the same terms and conditions for the purpose of covering any over-allotments.

Subsequently, the underwriters exercised in part the over-allotment option, and on March 15, 2021, the Company closed on the sale of an additional 250,000 shares of Common Stock for a price of $10.00 per share, less a 7.0% underwriting commission. The exercise of the over-allotment option brings the total number of shares of Common Stock sold by the Company in connection with the IPO to 2,910,000 shares and the total net proceeds received in connection with the offering to approximately $27 million, after deducting underwriting discounts and estimated offering expenses.

The offering was made pursuant to the Company’s registration statement on Form S-1 (File No. 333-252234), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 11, 2021 under the Securities Act of 1933, as amended, and the Company’s Registration Statement on Form S-1MEF (File No. 333-253029). A final prospectus describing the terms of the offering was filed with the SEC on February 12, 2021 and is available on the SEC’s website located at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated March 15, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: March 15, 2021	/s/ Geoff Green
	Name:	Geoff Green
	Title:	Chief Executive Officer

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